SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     December 20, 2000 (December 19, 2000)


                           American Tower Corporation
                (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-14195                   65-0723837
(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)               File Number)            Identification No.)


        116 Huntington Avenue
        Boston, Massachusetts                                    02116
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (617) 375-7500

Item 5.  Other Events.

On December 20, 2000, American Tower Corporation (the "Company") issued a press release with respect to the signing of a definitive agreement with ALLTEL Corporation to acquire the rights to 2,193 communications towers through a 15-year agreement to sublease. The title, the first, second, third and fourth paragraphs, and the last two paragraphs, including the paragraph regarding forward looking statements, of that press release, which appears as part of
Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following Exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

Exhibit No.    Item
-----------    ----
99.1           Press release, dated as of December 20, 2000 relating to the signing of a definitive agreement with ALLTEL Corporation.

Item 9.  Regulation FD Disclosure.

The fifth, sixth and seventh paragraphs, the sections entitled "Key Facts," "Financial Summary," "ALLTEL Transaction Impact on 2001," and "2001 Company Outlook," and the fifth, fourth and third paragraphs from the end of the press release, which appears as part of Exhibit 99.1, are not filed but are furnished pursuant to Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN TOWER CORPORATION
                                                   (Registrant)

Date:  December 20, 2000              By: /s/ Justin Benincasa
                                               Name:  Justin Benincasa
                                               Title:  Senior Vice President and
                                                        Corporate Controller